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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 12, 2008

                             W. P. CAREY & CO. LLC
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            001-13779                                   13-3912578
     (Commission File Number)                 (IRS Employer Identification No.)

         50 Rockefeller Plaza, New York, NY                  10020
     (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code:  (212) 492-1100

         (Former Name or Former Address, if Changed Since Last Report)

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

The registrant announced today that its share repurchase program, which was scheduled to expire on March 31, 2008, has been terminated on March 12, 2008.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        W. P. Carey & Co. LLC



Date:   March 12, 2008                     By: /s/ Mark J. DeCesaris
                                            ----------------------
                                            Mark J. DeCesaris
                                            Managing Director and
                                            acting Chief Financial Officer